UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 28, 2002
                                                         -----------------




                               RTIN HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

                                      Texas
                 (State of Other Jurisdiction of Incorporation)

                 001-13559                                75-2337102
          (Commission File Number)             (IRS Employer Identification No.)

               3218 Page Rd.
              Longview, Texas                              75605
  (Address of Principal Executive Offices)               (Zip Code)

              2101 E. Loop 281
              Longview, Texas                              75605
(Former address if change since last report)             (Zip Code)
                                 (903) 295-6800
              (Registrant's Telephone Number, Including Area Code)


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Item 5. Other Events.

         The company announced today that it has tendered the final installment of the Required Capital Contribution and Required Inter-company Loan pursuant to that certain Stock Purchase Agreement dated as of December 6, 2001, as amended by that certain Registration Rights Agreement dated as of February 6, 2002. These required payments were made within the required time period and thus there is no further basis for rescission under the contract.

Item 7. Exhibits.

         *1.1     Stock Purchase Agreement dated as of December 6, 2001

          1.2     Registration Rights Agreement dated as of February 6, 2002


         * Filed as an exhibit to the Form 8-K/A filed 2-22-2002.



         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                 RTIN HOLDINGS, INC.



Date:       2-28-2002                            By: /s/ Curtis A. Swanson
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                                                    Curtis A. Swanson, President